1 Total Net Returns1 GPIF-S 1-Month -1.03% 3-Month -1.82% YTD -1.82% ITD4 -1.82% Golub Capital Private Income Fund S (“GPIF-S” or the “Fund”) Q1 2026 Quarterly Update Performance Update GPIF-S posted a -1.82%1 return over the quarter, with an annualized net distribution rate of 7.2%.2 While our investment portfolio continued to perform well from a credit perspective, broad market volatility and spread widening across credit drove the majority of net unrealized losses in the portfolio. These markdowns resulted in a decrease in net asset value (“NAV”) per share from $25.00 as of December 31, 2025 to $24.10 as of March 31, 2026.3 As spreads normalize and loans are repaid at par, we expect these unrealized losses related to market volatility and spread widening to reverse over time. Distributions are not guaranteed. Please see footnote 2 in the Additional Footnotes. Source: Golub Capital. As of March 31, 2026, unless otherwise stated. Note: You will bear substantial fees and expenses in connection with your investment. This page is accompanied by the Additional Footnotes at the end of this document, which are an integral part of this report (the “Material”). This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the Memorandum (as defined below) in order to understand fully all of the implications and risks of the offering to which this sales and advertising literature relates. Past performance is not necessarily indicative of future results, and there can be no assurance that any Golub Capital fund or investment will achieve its objectives or avoid substantial losses. A copy of the Memorandum must be made available to you in connection with this offering, and is available at https://gpifbdc.com/. GPIF-S is intended for brokerage financial advisors who earn commission for trading securities on clients’ behalf. Consider carefully GPIF-S’s investment objectives, risks, charges, expenses and other matters of interest set forth in the Memorandum and any accompanying Memorandum supplements. The Memorandum and any accompanying Memorandum supplements contain this and other information about GPIF-S. Please read the Memorandum and any accompanying Memorandum supplements carefully before investing. GPIF-S shares are only being offered to accredited investors and/or other eligible investors in jurisdictions where the Fund is authorized for distribution. Fund Metrics $243.1 million Total Investments5 98% First Lien, Senior Secured6 ~100% Floating Rate6,7 $142 million Median EBITDA8 43% Average Loan-to-Value9 1.29x Leverage Ratio10

Golub Capital Private Income Fund S ("GPIF-S") | *Q1 2026 Quarterly Update*

Loan Market Insights

The direct lending market entered 2026 carrying several persistent headwinds from the prior year, including declining base rates, tight credit spreads, muted M&A activity and elevated credit stress.[11] In Q1 2026, these dynamics were compounded by growing concerns that certain SaaS companies could face disruptions from advancements in AI, as well as increased performance dispersion among managers, which attracted heightened attention.

In our view, this shift in sentiment had two notable consequences. First, software-related loans experienced significantly greater price declines than the broadly syndicated loan ("BSL") market. The BSL market excluding software declined approximately 1 point during the quarter, while software loans fell roughly 7 points over the same period.[12] We believe this divergence was driven by changes in investor perception of software loans versus deterioration in the underlying credit fundamentals of software borrowers. As specialists in software, we believe AI risk is not the same across all software companies and software subsectors and therefore needs to be evaluated at the borrower level on a case-by-case basis.

Second, heightened uncertainty and attention contributed to a slowdown in demand and a sharp increase in redemption requests across non-traded business development companies ("BDCs"). The combination of slower sales and increasing redemptions reduced the amount of net new capital entering the direct lending market from these vehicles.

Software and Non-Software BSL Prices

Price declines were greater in software BSL names


100
98
96
94
92
90
88
86
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Software12
Non-Software BSL12

Source: Pitchbook LCD. As of March 31, 2026, unless otherwise stated.

Note: You cannot invest directly in an index, which also does not take into account trading commissions and costs. The volatility of indices may be materially different from the performance of GPIF-S. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income. This page is accompanied by the *Additional Footnotes* at the end of this document, which are an integral part of this Material.

GOLUB CAPITAL

2

Golub Capital Private Income Fund S ("GPIF-S") | *Q1 2026 Quarterly Update*

Deep Dive into Performance

Performance drivers. The decline in NAV over the quarter was driven primarily by market-driven spread widening across both middle market direct lending and BSL.[13] Fair value markdowns in middle market direct lending loans and BSL each contributed 73% and 26%, respectively, to the decline in NAV.

As of March 31, 2026, approximately 100% of investments remain in rating categories 4 and 5—our strongest internal performance ratings ("IPR")—indicating borrowers are performing at or above expectations. The average price for debt investments rated IPR 4 and 5 declined to 98.2% compared to 99.9% as of December 31, 2025.[14] Net unrealized losses associated with these higher-rated investments are estimated to have contributed approximately 100% of the decrease in the Fund's NAV per share over the quarter, reinforcing our view that markdowns were primarily due to market-level spread widening rather than deteriorating credit fundamentals.

Private Credit and Broadly Syndicated Loan Credit Spreads

Spreads widened for both middle market private loans and BSL in Q1 2026


7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24
May-24
Jul-24
Sep-24
Nov-24
Jan-25
Mar-25
May-25
Jul-25
Sep-25
Nov-25
Jan-26
Mar-26
BSL13
Private Credit 13

Source: Golub Capital, Cliffwater, Pitchbook LCD. As of March 31, 2026, unless otherwise stated.

Note: You cannot invest directly in an index, which also does not take into account trading commissions and costs. The volatility of indices may be materially different from the performance of GPIF-S. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income. This page is accompanied by the *Additional Footnotes* at the end of this document, which are an integral part of this Material.

GOLUB CAPITAL

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Golub Capital Private Income Fund S ("GPIF-S") | *Q1 2026 Quarterly Update*

Credit health of the portfolio. Other key credit indicators remained broadly stable. There are no investments on non-accrual, a level that sits well below industry averages.[15] The percentage of debt investments marked below 90%, measured as a percentage of principal, increased slightly from prior quarter to approximately 0.5% of total investments at fair value but remains a small portion of the overall portfolio.[16]

Fundamental borrower metrics also demonstrated resilience. The weighted average loan-to-value ratio increased slightly quarter over quarter to 43% from 41%,[9] reflecting conservative capital structures and limited erosion in enterprise values across the portfolio. Moreover, the weighted average interest coverage ratio has generally remained consistent since launch.[17] This reflects stable borrower earnings and the benefit of lower base rates following recent rate declines. We believe these indicators reflect the strength and stability of our portfolio, even as credit stress remained prevalent across both private and liquid credit markets.

Software credit health. Importantly, while software loans experienced greater price volatility during the quarter, underlying credit metrics within the software subset remained in our view largely stable. No software investments were on non-accrual, and no software investments were marked below 90%. Software-only average prices declined more than the broader portfolio but remained above levels that we would typically associate with fundamental credit distress. We view these pricing movements as largely market driven and note that no software investments on non-accrual suggests underlying borrower performance has not deteriorated in line with secondary market pricing. We believe this distinction between market pricing and borrower fundamentals is critical context for evaluating the portfolio's software exposure.

Average Price of GPIF-S's Holdings (%) [14]


99.9%
99.8%
98.2%
96.9%
100.0%
99.0%
98.0%
97.0%
96.0%
95.0%
12/31/2025
3/31/2026
Average Price
Average Price (Software only)

Source: Golub Capital. As of March 31, 2026, unless otherwise stated.

GOLUB CAPITAL

4

Golub Capital Private Income Fund S (“GPIF-S”) | Q1 2026 Quarterly Update 5 Outlook Looking ahead, we remain cautiously optimistic. While near-term conditions may remain uneven, we believe the market is at an inflection point, shifting from borrower-friendly to lender-friendly dynamics. Tightening capital availability and wider spreads are creating a more constructive backdrop over the medium to long term for disciplined managers with strong underwriting, active portfolio management and stable, long-duration capital. With respect to software, we expect continued divergence across business models. Our underwriting has consistently focused on what we consider to be high-quality, mission-critical providers with strong customer retention and durable competitive positioning, which we believe are well positioned to navigate AI related risks and capture the benefits of AI. We remain optimistic about our ability to generate positive returns over the medium to long term. At the same time, we believe it is important to recognize that inflection points can be bumpy, and that this environment will drive increasing performance differentiation, reinforcing the importance of selectivity, disciplined underwriting and proactive portfolio management. Source: Golub Capital. As of March 31, 2026, unless otherwise stated.

Golub Capital Private Income Fund S (“GPIF-S”) | Q1 2026 Quarterly Update 6 Additional Footnotes 1. Total Net Return is calculated as the change in price per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning price per share. Returns greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and shareholder servicing and/or distribution fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance is historical and not a guarantee of future results. The returns have been prepared using unaudited data and valuations of the underlying investments in GPIF-S's portfolio, which are estimates of fair value and form the basis for GPIF-S’s price per share. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. 2. As of March 31, 2026. Annualized Net Distribution Rate is calculated by multiplying the sum of (i) the last three monthly distributions per share and (ii) special distributions, if any, payable or paid by four, and dividing the result by the price per share of the month preceding the relevant three month period. Distributions are not guaranteed. While GPIF-S may seek a level distribution rate, GPIF-S’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in GPIF-S’s distribution rate or that the rate will be sustainable in the future. Past performance is not necessarily indicative of future results. Distributions have been and may in the future be funded through sources other than cash flow. See GPIF-S’s private placement memorandum, as amended from time to time (the “Memorandum”) for additional information. Please visit GPIF-S’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940, as amended. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. As of March 31, 2026, 100% of GPIF-S’s distributions since commencement of operations were funded from cash flows from operations and current estimates do not expect a return of capital. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. 3. The price per share is determined in accordance with the Fund's share pricing policy. The NAV per share is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. For each fiscal quarter end, the price per share is the NAV per share as determined by the Fund’s valuation process. Please refer to the Memorandum for disclosures relating to the share pricing policy. 4. GPIF-S’s commencement of operations was December 31, 2025. 5. Represents total investments at fair value. As of March 31, 2026. 6. As a percentage of debt investments in GPIF-S’s portfolio based on fair value. As of March 31, 2026. 7. As a percentage of debt investments in GPIF-S's portfolio. As of March 31, 2026, GPIF-S held three debt investments that represent less than 1% of debt investments based on fair value that had a fixed interest rate. 8. As of March 31, 2026. The portfolio median EBITDA (defined as earnings before interest, taxes, depreciation and amortization) is based on our portfolio of debt investments and excludes certain portfolio companies for which these metrics are not meaningful for instance: (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status. 9. As of March 31, 2026. Includes all private debt investments for which fair value is determined in good faith in accordance with the Company’s valuation process, which includes the review of the valuation of each portfolio company, subject to a de minimis threshold, by an independent third-party valuation firm. Excludes certain portfolio companies for which these metrics are not meaningful for instance: (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status. Average loan-to-value represents the ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable GPIF-S private debt investments. Loan-to- value is calculated as the current total debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company using the most recently received portfolio company information. Therefore, current enterprise value may not be up to date for certain portfolio companies. See GPIF-S’s Memorandum for additional information. 10. Represents the Fund’s debt-to-equity leverage ratio. As of March 31, 2026. 11. Pitchbook LCD’s “US Credit Markets Quarterly Wrap” and Golub Capital analysis. As of March 31, 2026. 12. BSL represents average bid for the Morningstar LSTA US Leveraged Loan Index. Software BSL represents average bid for the Morningstar LSTA US Software Loan Index. 13. Private Credit is based on Cliffwater Direct Lending Index monthly data (monthly sponsored first lien spreads). BSL is based on daily spread to maturity for LSTA leveraged loan index (all loans) from Pitchbook. As of March 31, 2026.

Golub Capital Private Income Fund S (“GPIF-S”) | Q1 2026 Quarterly Update 7 Additional Footnotes (Continued) 14. Includes only debt investments held as of the noted period end. Average Price reflects the fair value of debt investments as a percentage of the outstanding principal value. 15. KBW “BDC Credit Monitor” and Golub Capital internal analysis. As of December 31, 2025. 16. Mark Below 90% reflects the fair value of debt investments with a mark price below 90% as a percentage of the fair value of the Fund's portfolio as of the noted period end. Mark Below 90% (Software Only) reflects the fair value of Software debt investments with a mark price below 90% as a percentage of the fair value of the Fund's portfolio as of the noted period end. 17. Interest Coverage is weighted based on the fair value of the Fund's portfolio of debt investments and excludes (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans and broadly syndicated loans, (iii) portfolio companies with any loans on non-accrual status and (iv) portfolio companies with no financials available (e.g. new origination that hasn’t been required to submit a compliance certificate or LTM interest expense is not available). _________________________________ Important Investor Information Golub Capital (including its various affiliates) creates and manages multiple investment funds. Two of its control affiliates, GC Advisors LLC (“GC Advisors” or the “Investment Adviser”) and GC OPAL Advisors LLC (“GC OPAL Advisors”, and together with GC Advisors, the “Registered Advisers”) are registered investment advisers with the U.S. Securities and Exchange Commission (the “SEC”). A number of investment advisers, such as GC Investment Management LLC (“GC Investment Management”), Golub Capital Liquid Credit Advisors, LLC (Management Series), Golub Capital Liquid Credit Advisors, LLC (Management Series Sequoia) and OPAL BSL LLC (Management Series) (collectively, the “Relying Advisers”) are registered in reliance upon GC OPAL Advisors’ registration. The Registered Advisers and the Relying Advisers (collectively, the “Advisers”) manage certain of Golub Capital’s affiliated funds and accounts. For a detailed description of the Advisers and each of their investment advisory fees, please see the Registered Advisers’ Form ADV Part 1 and 2A on file with the SEC. Registration is not an endorsement by the SEC, nor does it mean that a government agency approves an advisor or reviews its qualifications. Registration does not imply a certain level of skill or training, nor does it guarantee success or future performance. Past performance is not indicative nor a guarantee of future returns and there can be no assurance that GPIF-S will achieve results comparable to those of any of Golub Capital’s investment funds or be able to implement its strategy or achieve its investment objectives, including due to an inability to access sufficient investment opportunities. The Morningstar Indexes are the exclusive property of Morningstar, Inc. Morningstar, Inc., its affiliates and subsidiaries, its direct and indirect information providers and any other third party involved in, or related to, compiling, computing or creating any Morningstar Index (collectively, “Morningstar Parties”) do not guarantee the accuracy, completeness and/or timeliness of the Morningstar Indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. None of the Morningstar Parties make any representation or warranty, express or implied, as to the results to be obtained from the use of the Morningstar Indexes or any data included therein. “Cliffwater,” “Cliffwater Direct Lending Index,” and “CDLI” are trademarks of Cliffwater LLC. The Cliffwater Direct Lending Indexes (the “Cliffwater Indexes”) and all information on the performance or characteristics thereof (“Cliffwater Index Data”) are owned exclusively by Cliffwater LLC, and are referenced herein under license. Neither Cliffwater nor any of its affiliates sponsor or endorse, or are affiliated with or otherwise connected to, Golub Capital, or any of its products or services. All Cliffwater Index Data is provided for informational purposes only, on an “as available” basis, without any warranty of any kind, whether express or implied. Cliffwater and its affiliates do not accept any liability whatsoever for any errors or omissions in the Cliffwater Indexes or Cliffwater Index Data, or arising from any use of the Cliffwater Indexes or Cliffwater Index Data, and no third party may rely on any Cliffwater Indexes or Cliffwater Index Data referenced in this report. No further distribution of Cliffwater Index Data is permitted without the express written consent of Cliffwater. Any reference to or use of the Cliffwater Index or Cliffwater Index Data is subject to the further notices and disclaimers set forth from time to time on Cliffwater’s website at https://www.cliffwaterdirectlendingindex.com/disclosures.

Golub Capital Private Income Fund S (“GPIF-S”) | Q1 2026 Quarterly Update Key Risk Factors (Not Inclusive of All Risks to the Fund) − GPIF-S is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940. Under normal circumstances, the Fund expects to invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies). − In considering any investment performance information contained in this Material, prospective investors should bear in mind that past or estimated performance is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. − Embedded Growth. Embedded growth represents Golub Capital LLC’s (together with its affiliates, “Golub Capital”) expectations for growth based on its view of the current market environment. These expectations are based on certain assumptions that may not be correct and on certain variables that may change, are presented for illustrative purposes only and do not constitute forecasts. There can be no assurance that any such results will actually be achieved. Summary of Risks − We are a new company with limited operating history and there is no assurance that we will achieve our investment objective. − The majority of our portfolio investments are valued using the investment’s fair value, as determined in good faith by our valuation designee, subject to oversight by the Board of Trustees (“the Board”), and, as a result, there could be uncertainty as to the value of our portfolio investments. − Because subscriptions must be submitted at least five business days prior to the first calendar day of each month (unless waived), you will not know the net asset value per share at which you will be subscribing at the time you subscribe. − You should not expect to be able to sell your common shares of beneficial interest (“Common Shares”) regardless of how we perform. − You should not expect to have access to the money you invest for an extended period of time. − We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing. − Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn. − Beginning no later than the second full calendar quarter from the date on which we held our Initial Closing, and at the discretion of our Board of Trustees, we intend to commence a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. The Board may amend, suspend or terminate the share repurchase program at any time, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, we cannot guarantee that share repurchases will be made available each quarter. − An investment in our Common Shares is not suitable for you if you need access to the money you invest. − You will bear substantial fees and expenses in connection with your investment. − Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. − We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. − Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. − We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. − We invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. − Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the Memorandum is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers. − This Material must be accompanied or proceeded by the Memorandum and must be read in conjunction with the Memorandum in order to fully understand all the implications and risks of an investment in GPIF-S. This Material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the Memorandum. Prior to making an investment, investors should read the Memorandum, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to our business’ operating results. 8

Golub Capital Private Income Fund S (“GPIF-S”) | Q1 2026 Quarterly Update Important Disclosure Information Estimates /Targets. Any estimates, targets, forecasts, or similar predictions or returns set forth herein are based on assumptions and assessments made by Golub Capital that it considers reasonable under the circumstances as of the date hereof. They are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts , or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. Among the assumptions to be made by Golub Capital in performing its analysis are (i) the amount and frequency of current income from an investment, (ii) the holding period length, (iii) EBITDA growth and cost savings over time, (iv) the manner and timing of sale, (v) exit multiples reflecting long-term averages for the relevant asset type, (vi) customer growth and other business initiatives, (vii) availability of financing, (viii) potential investment opportunities Golub Capital is currently or has recently reviewed and (ix) overall macroeconomic conditions such as GDP growth, unemployment and interest rate levels. Inclusion of estimates, targets, forecasts, or similar predictions or returns herein should not be regarded as a representation or guarantee regarding the reliability, accuracy or completeness of such information, and neither Golub Capital nor the Fund is under any obligation to revise such returns after the date provided to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such returns are later shown to be incorrect. None of Golub Capital, the Fund, their affiliates or any of the respective directors, officers, employees, partners, shareholders, advisers and agents of any of the foregoing makes any assurance, representation or warranty as to the accuracy of such assumptions. Investors and clients are cautioned not to place undue reliance on these forward-looking statements. Recipients of this Material are encouraged to contact Fund representatives to discuss the procedures and methodologies used to make the estimates, targets, forecasts, and/or similar predictions or returns and other information contained herein. Forward-Looking Statements. Certain information contained in this Material constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial predictions estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Golub Capital believes these factors include but are not limited to those described under the section entitled “Risk Factors”, which are further described in the Memorandum, and any such updated factors included in GPIF-S's periodic filings with the U.S. Securities and Exchange Commission, which will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Material and in the filings. Golub Capital undertakes no obligation to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise. Investments mentioned may not be suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the Memorandum and executed the subscription document, which will contain additional information about the Fund. Accordingly, the terms and provisions included herein are presented as of the dates indicated and information about the Fund in its final form may differ materially from the information set forth herein. Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss. 9

Golub Capital Private Income Fund S (“GPIF-S”) | Q1 2026 Quarterly Update Important Disclosure Information (Cont’d) − Highly Competitive Market for Investment Opportunities. The activity of identifying, completing and realizing attractive investments is highly competitive, and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its objectives or realize upon their values or that the Fund will be able to fully invest its committed capital. There is no guarantee that investment opportunities will be allocated to the Fund and/or that the activities of Golub Capital’s other funds will not adversely affect the interests of the Fund. − Material, Non-Public Information. In connection with other activities of Golub Capital, certain Golub Capital personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities, including on the Fund’s behalf. As such, the Fund may not be able to initiate a transaction or sell an investment. In addition, policies and procedures maintained by Golub Capital to deter the inappropriate sharing of material non-public information may limit the ability of Golub Capital personnel to share information with personnel in Golub Capital’s other business groups, which may ultimately reduce the positive synergies expected to be realized by the Fund as part of the broader Golub Capital investment platform. − No Assurance of Investment Return. Prospective investors should be aware that an investment in the Fund is speculative and involves a high degree of risk. There can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. The Fund’s performance may be volatile. An investment should only be considered by sophisticated investors who can afford to lose all or a substantial amount of their investment. The Fund’s fees and expenses may offset or exceed its profits. − Opinions. Opinions expressed reflect the current opinions of Golub Capital as of the date appearing in this Material only and are based on Golub Capital’s opinions of the current market environment, which is subject to change. Certain information contained in this Material discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This Material is not complete and the information contained herein may change at any time without notice. Opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates. − Reliance on Key Management Personnel. The success of the Fund will depend, in large part, upon the skill and expertise of certain Golub Capital professionals. In the event of the death, disability or departure of any key Golub Capital professionals, the business and the performance of the Fund may be adversely affected. − Target Allocations. There can be no assurance that the Fund will achieve its objectives or avoid substantial losses. Allocation targets depend on a variety of factors, including prevailing market conditions and investment availability. There is no guarantee that such targets will be achieved and any particular investment may not meet the target criteria. − Third Party Information. Certain information contained in this Material has been obtained from sources outside Golub Capital, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Golub Capital, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. In particular, you should note that, since many investments of the Fund may be unquoted, net asset value figures in relation to the Fund may be based wholly or partly on estimates of the values of the Fund’s investments provided by the originating banks of those underlying investments or other market counterparties, which estimates may themselves have been subject to no verification or auditing process or may relate to a valuation at a date before the relevant net asset valuation for the Fund, or which have otherwise been estimated by Golub Capital. − This Material may contain information obtained from third parties. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES COSTS DUE TO NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. − Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. − This communication does not constitute a solicitation to buy any security or instrument, or a solicitation of interest in any Golub Capital fund, account or strategy. The content of this communication should not be construed as legal, tax or investment advice. − Securities offered through Arete Wealth Management, LLC Member: FINRA/SIPC. Only available in states where Arete Wealth Management, LLC is registered. Arete Wealth Management, LLC is not affiliated with any other entities identified in this communication. 10